UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 23, 2006
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of	IRS Employer
Number	Incorporation; Address of Principal Executive Offices; and Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street—37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 — Entry Into a Material Definitive Agreement
On January 23 and 24, 2006, Exelon Corporation’s (Exelon) Compensation Committee and Board of Directors approved compensation actions with regard to executive officers of the registrants.
2006 Annual Incentive Plan
Messrs. Rowe, Skolds, Mehrberg, McLean, Young, Snodgrass, Mitchell, and Clark and Ms. Moler participate in 2006 in the Exelon Annual Incentive Plan for Senior Executives, an Internal Revenue Code 162(m) compliant plan approved by Exelon’s shareholders at the 2004 Annual Meeting of Shareholders. For the 2006 program, the Exelon Compensation Committee approved an incentive pool based on 1.5% of estimated 2006 operating income, and approved shares of the incentive pool for each of these participants. Awards under this plan cannot exceed each participant’s share of the incentive pool, but may be reduced by the Compensation Committee based on the achievement of the financial objectives and other criteria established under the Annual Incentive Award Plan for 2006.
The Compensation Committee determined the criteria for awards under the program, which include earnings per share and the achievement of financial measures and operational key performance indicators applicable to each business unit or operating group, including a proxy measure for the American Customer Satisfaction Index, individual performance multipliers, and financial objectives such as total costs per business unit, net income per business unit, production costs, and budget measures and operational objectives such as reliability measures, OSHA recordable incident rates and other health and safety measures, and availability measures. Awards are subject to curtailment if certain objectives are not achieved. Each individual has a target measured as a percentage of base salary, with a threshold level and maximum level for earnings per share and each of the financial and operational key performance indicators. Amounts are interpolated between the threshold, target and maximum levels.
The Board of Directors of ComEd approved the criteria for awards to ComEd employees under the program.
2006 Long Term Performance Share Award Program
The Compensation Committee established the 2006 Long Term Performance Share Award Program (the “Program”). The Program is intended to provide rewards to individuals in select strategic positions who play key roles in driving Exelon’s financial and operational success. The Compensation Committee determined the executives eligible for participation in the Program and established the target for the number of performance shares for each participant. Awards under the Program are based on performance against two measures: Exelon’s total shareholder return (TSR) against the Dow Jones Utility Index and TSR return against the Standard & Poor’s 500 Index, both over the three year period ending December 31, 2006. Performance shares are granted by the Compensation Committee and, for executive officers, by the Board of Directors of Exelon, after the end of the three-year performance period ending December 31, 2006. Awards vest one-third upon grant and one-third upon each of the first and second anniversaries of the date of grant. Awards are settled in shares of Exelon common stock, except that, for participants who have achieved at least 125% of their stock ownership requirements, half of the award is settled in cash, and for executive vice presidents and above who have achieved at least 200% of their stock ownership requirements, the entire award is settled in cash.
* * * * *

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 23, 2006, the Board of Directors of Commonwealth Edison Company (ComEd) adopted amended and restated By-Laws. The ComEd Board amended and restated the By-Laws in connection with a comprehensive review of corporate governance practices at ComEd.
Highlights of the changes are as follows:
•	Article I, Section 5, dealing with stock subscription defaults, was deleted because it is obsolete and irrelevant.

•	Article II, Section 5, dealing with proxies, was amended to permit proxies to the fullest extent permitted by the Illinois Business Corporation Act (IBCA). The former provision required the stockholder to sign an appointment form and deliver it to the person appointed as proxy.

•	Article III, Section 4, dealing with reliance on records and experts, was moved from Article IV, Section 4 because it fits more logically in Article III.

•	Article III, Section 5 was added to clarify the treatment of transactions between the Company and its directors. The language tracks the applicable provision of the IBCA.

•	Article IV, Section 1 was amended because the IBCA now permits single member committees. The former provision provided that each committee must consist of two or more directors.

•	References to the Executive Committee were deleted throughout Article V because the By-Laws do not specifically create an Executive Committee.

•	Article VI, Section 4, dealing with indemnification, was amended to add the right to advancement of expenses and contract rights .
A copy of the amended and restated By-Laws is attached to this Report as exhibit 99.1.
* * * * *
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Amended and Restated By-Laws of Commonwealth Edison Company
99.2	Stock Option Grant Instrument under the 2006 Long Term Incentive Plan
* * * * *
Forward-Looking Statements
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 7. Management’s

Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing the Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 15, PECO—Note 14 and Generation—Note 16, (c) Exelon’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.2, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.3, “Financial Statements and Supplementary Data,” (d) Generation’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.5, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.6, “Financial Statements and Supplementary Data” and (e) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC

/s/ John F. Young

John F. Young
Executive Vice President, Finance and Markets,
and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald

Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer
and Chief Risk Officer
Commonwealth Edison Company
January 27, 2006